Supplement to Semiannual Report for
Delaware Cash Reserve Fund

The following corrects the Fund Performance data for the 1-year and 5-year total returns for Class B shares Including Sales Charge that appears on page 5 in the Delaware Cash Reserve Fund semiannual shareholder report. The chart below replaces in its entirety the fund performance chart found on page 5 of the Delaware Cash Reserve Fund semiannual report. This chart should be read in conjunction with the other performance information and footnotes found on page 5 of the Delaware Cash Reserve Fund semiannual report.

Fund Performance
Average Annual Total Returns/ Yields
Through September 30, 2002

	Lifetime	10 Years	Five Years	One Year	7-DayYield 9/30/02
Class A (Est. 6/30/78)	+6.97%	+4.01%	+4.10%	+1.27%	+0.86%
Consultant Class (Est. 3/10/88)	+6.80%	+3.75%	+3.84%	+1.02%	+0.61%
Class B (Est. 5/2/94) Excluding Sales Charge Including Sales Charge	+3.30% +3.30%		+3.09% +2.73%	+0.39% -4.61%	+0.11%
Class C (Est. 11/29/95) Excluding Sales Charge Including Sales Charge	+3.25% +3.25%		+3.09% +3.09%	+0.39% -0.61%	+0.11%

All performance reflects reinvestment of all dividends. An investment in Delaware Cash Reserve Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in Delaware Cash Reserve Fund. Returns and yields will fluctuate. Past performance is not a guarantee of future results.

Class A shares are available without sales charges or any 12b-1 fees.

Consultant Class shares were first made available on March 10, 1988 and are available without a sales charge. Consultant Class performance prior to March 10, 1988 for Delaware Cash Reserve Fund is based on Class A performance. Performance after March 10, 1988 reflects the impact of an annual service and distribution fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Consultant Class shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund dividends or redemptions of Fund shares.

Delaware Cash Reserve Fund Class B and C shares are available only as part of an overall investment program using Class B or C shares of other funds. Direct investment into Delaware Cash Reserve Fund Class B or C shares may be made only when establishing a Wealth Builder plan. Performance, excluding sales charges, for Class B and C shares assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.